                                                                   Exhibit 23(a)


               Consent of Independent Certified Public Accountants
               ---------------------------------------------------



Board of Directors
The Travelers Insurance Company:


We consent to the use of our reports incorporated herein by reference.



/s/KPMG LLP

Hartford, Connecticut
April 4, 2001